Exhibit 99.3 Financial Supplement First Quarter 2019

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets and Annualized Yields	8

Segment Financial Highlights	10

Credit-Related Information:

Nonperforming Assets	16

Charge-offs, Recoveries and Related Ratios	17

Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations	21

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,588	$1,593	$1,564	$1,509	$1,462	($5)	—%	$126	9%
Noninterest expense	937	951	910	875	883	(14)	(1)	54	6

Profit before provision for credit losses	651	642	654	634	579	9	1	72	12
Provision for credit losses	85	85	78	85	78	—	—	7	9
NET INCOME	439	465	443	425	388	(26)	(6)	51	13
Net income, Underlying[1]	443	474	450	425	388	(31)	(7)	55	14
Net income available to common stockholders	424	450	436	425	381	(26)	(6)	43	11
Net income available to common stockholders, Underlying[1]	428	459	443	425	381	(31)	(7)	47	12
PER COMMON SHARE DATA
Basic earnings	$0.92	$0.96	$0.92	$0.88	$0.78	($0.04)	(4%)	$0.14	18%
Diluted earnings	0.92	0.96	0.91	0.88	0.78	(0.04)	(4)	0.14	18
Basic earnings, Underlying[1]	0.93	0.98	0.93	0.88	0.78	(0.05)	(5)	0.15	19
Diluted earnings, Underlying[1]	0.93	0.98	0.93	0.88	0.78	(0.05)	(5)	0.15	19
Cash dividends declared and paid per common share	0.32	0.27	0.27	0.22	0.22	0.05	19	0.10	45
Book value per common share	44.24	42.87	41.62	41.16	40.64	1.37	3	3.60	9
Tangible book value per common share	29.60	28.73	27.66	27.67	27.24	0.87	3	2.36	9
Dividend payout ratio	35%	28%	29%	25%	28%	700 bps		700 bps
Dividend payout ratio, Underlying[1]	34	27	29	25	28	700 bps		600 bps
COMMON SHARES OUTSTANDING
Average: Basic	460,713,172	467,338,825	475,957,526	484,744,354	487,500,618	(6,625,653)	(1%)	(26,787,446)	(5%)
Diluted	462,520,680	469,103,134	477,599,917	486,141,695	489,266,826	(6,582,454)	(1)	(26,746,146)	(5)
Common shares at period-end	461,116,723	466,007,984	474,120,616	484,055,194	487,551,444	(4,891,261)	(1)	(26,434,721)	(5)
SHARE PRICE
High	$37.73	$39.69	$41.76	$43.62	$48.23	($1.96)	(5%)	($10.50)	(22%)
Low	29.26	27.62	38.47	38.84	40.80	1.64	6	(11.54)	(28)
Close	32.50	29.73	38.57	38.90	41.98	2.77	9	(9.48)	(23)
Market capitalization	14,986	13,854	18,287	18,830	20,467	1,132	8	(5,481)	(27)
SEGMENT NET INCOME
Consumer Banking	$202	$193	$207	$197	$170	$9	5%	$32	19%
Commercial Banking	227	241	234	237	215	(14)	(6)	12	6
Other	10	31	2	(9)	3	(21)	(68)	7	233

NET INCOME	$439	$465	$443	$425	$388	($26)	(6%)	$51	13%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
FINANCIAL RATIOS
Net interest margin[1]	3.23%	3.23%	3.20%	3.20%	3.19%	— bps		4 bps
Net interest margin, FTE[2]	3.25	3.25	3.22	3.22	3.21	— bps		4 bps
Return on average common equity	8.62	9.16	8.82	8.65	7.83	(54) bps		79 bps
Return on average common equity, Underlying[3]	8.71	9.33	8.96	8.65	7.83	(62) bps		88 bps
Return on average tangible common equity	13.00	13.85	13.29	12.93	11.71	(85) bps		129 bps
Return on average tangible common equity, Underlying[3]	13.12	14.11	13.50	12.93	11.71	(99) bps		141 bps
Return on average total assets	1.11	1.17	1.13	1.11	1.04	(6) bps		7 bps
Return on average total assets, Underlying[3]	1.12	1.19	1.15	1.11	1.04	(7) bps		8 bps
Return on average total tangible assets	1.16	1.22	1.18	1.16	1.08	(6) bps		8 bps
Return on average total tangible assets, Underlying[3]	1.17	1.24	1.20	1.16	1.08	(7) bps		9 bps
Effective income tax rate	22.42	16.45	23.16	22.58	22.52	597 bps		(10) bps
Effective income tax rate, Underlying[3]	22.44	21.91	23.20	22.58	22.52	53 bps		(8) bps
Efficiency ratio	59.00	59.69	58.20	57.95	60.43	(69) bps		(143) bps
Efficiency ratio, Underlying[3]	58.67	56.70	57.62	57.95	60.43	197 bps		(176) bps
CAPITAL RATIOS – PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.5%	10.6%	10.8%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.3	11.2	11.6	11.4
Total capital ratio	13.4	13.3	13.4	13.8	13.9
Tier 1 leverage ratio	10.0	10.0	9.9	10.2	10.0
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$161,342	$160,518	$158,598	$155,431	$153,453	$824	1%	$7,889	5%
Loans and leases:
Commercial	57,689	56,783	55,405	54,888	53,144	906	2	4,545	9
Retail	59,926	59,877	59,315	58,519	58,281	49	—	1,645	3

Total loans and leases	117,615	116,660	114,720	113,407	111,425	955	1	6,190	6
Deposits	123,916	119,575	117,075	117,073	115,730	4,341	4	8,186	7
Long-term borrowed funds[4]	11,725	15,925	17,133	15,130	14,970	(4,200)	(26)	(3,245)	(22)
Total stockholders’ equity	21,531	20,817	20,276	20,467	20,059	714	3	1,472	7
Loans-to-deposits ratio (period-end balances)[5]	94.92%	97.56%	97.99%	96.87%	96.28%	(264) bps		(136) bps
Loans-to-deposits ratio (average balances)[5]	97.70	98.41	97.38	98.01	97.96	(71) bps		(26) bps
Full-time equivalent colleagues	18,078	18,140	18,332	17,699	17,546	(62)	—	532	3

[1]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[2]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. In the fully taxable-equivalent presentation of net interest income and net interest margin, interest income on tax-exempt assets is increased to make it fully equivalent to interest income earned on taxable assets. The FTE impact is predominantly attributable to commercial loans for the periods presented.

[3]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.
[4]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[5]

Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,381	$1,347	$1,287	$1,230	$1,146	$34	3%	$235	21%
Interest and fees on loans held for sale	11	14	14	5	4	(3)	(21)	7	175
Interest and fees on other loans held for sale	4	1	2	3	4	3	NM	—	—
Investment securities	166	172	167	165	168	(6)	(3)	(2)	(1)
Interest-bearing deposits in banks	8	8	7	8	6	—	—	2	33

Total interest income	1,570	1,542	1,477	1,411	1,328	28	2	242	18

INTEREST EXPENSE
Deposits	287	245	214	181	145	42	17	142	98
Federal funds purchased and securities sold under agreements to repurchase	2	2	2	1	1	—	—	1	100
Other short-term borrowed funds[1]	—	2	4	1	2	(2)	(100)	(2)	(100)
Long-term borrowed funds[1]	121	121	109	107	89	—	—	32	36

Total interest expense	410	370	329	290	237	40	11	173	73

Net interest income	1,160	1,172	1,148	1,121	1,091	(12)	(1)	69	6

NONINTEREST INCOME
Service charges and fees	123	131	131	127	124	(8)	(6)	(1)	(1)
Card fees	59	62	61	60	61	(3)	(5)	(2)	(3)
Capital markets fees	54	45	47	48	39	9	20	15	38
Trust and investment services fees	47	43	45	43	40	4	9	7	18
Mortgage banking fees	43	51	49	27	25	(8)	(16)	18	72
Letter of credit and loan fees	33	34	32	32	30	(1)	(3)	3	10
Foreign exchange and interest rate products	36	34	31	34	27	2	6	9	33
Securities gains, net	8	6	3	2	8	2	33	—	—
Other income	25	15	17	15	17	10	67	8	47

Total noninterest income	428	421	416	388	371	7	2	57	15

TOTAL REVENUE	1,588	1,593	1,564	1,509	1,462	(5)	—	126	9
Provision for credit losses	85	85	78	85	78	—	—	7	9
NONINTEREST EXPENSE
Salaries and employee benefits	509	483	474	453	470	26	5	39	8
Equipment and software expense[2]	125	124	117	110	113	1	1	12	11
Outside services	110	135	107	106	99	(25)	(19)	11	11
Occupancy	83	92	81	79	81	(9)	(10)	2	2
Other operating expense	110	117	131	127	120	(7)	(6)	(10)	(8)

Total noninterest expense	937	951	910	875	883	(14)	(1)	54	6

Income before income tax expense	566	557	576	549	501	9	2	65	13
Income tax expense	127	92	133	124	113	35	38	14	12

Net income	$439	$465	$443	$425	$388	($26)	(6%)	$51	13%

Net income, Underlying[3]	$443	$474	$450	$425	$388	($31)	(7%)	$55	14%

Net income available to common stockholders	$424	$450	$436	$425	$381	($26)	(6%)	$43	11%

Net income available to common stockholders, Underlying[3]	$428	$459	$443	$425	$381	($31)	(7%)	$47	12%

[1]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[2]

Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

[3]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2019 CHANGE
	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2018		Mar 31, 2018
						$	%	$	%
ASSETS
Cash and due from banks	$923	$1,081	$976	$997	$1,172	($158)	(15%)	($249)	(21%)
Interest-bearing cash and due from banks	1,513	2,993	3,015	2,868	2,687	(1,480)	(49)	(1,174)	(44)
Interest-bearing deposits in banks	167	148	142	114	142	19	13	25	18
Debt securities available for sale, at fair value	21,504	19,895	20,152	20,157	19,958	1,609	8	1,546	8
Debt securities held to maturity	3,345	4,165	4,284	4,417	4,555	(820)	(20)	(1,210)	(27)
Equity securities, at fair value	198	181	175	170	172	17	9	26	15
Equity securities, at cost	604	834	874	769	748	(230)	(28)	(144)	(19)
Loans held for sale, at fair value	1,186	1,219	1,303	521	478	(33)	(3)	708	148
Other loans held for sale	66	101	27	189	322	(35)	(35)	(256)	(80)
Loans and leases	117,615	116,660	114,720	113,407	111,425	955	1	6,190	6
Less: Allowance for loan and lease losses	(1,245)	(1,242)	(1,242)	(1,253)	(1,246)	(3)	—	1	—

Net loans and leases	116,370	115,418	113,478	112,154	110,179	952	1	6,191	6
Derivative assets	465	317	173	224	274	148	47	191	70
Premises and equipment	746	791	753	720	687	(45)	(6)	59	9
Bank-owned life insurance	1,705	1,698	1,687	1,677	1,669	7	—	36	2
Goodwill	7,040	6,923	6,946	6,887	6,887	117	2	153	2
Due from broker	92	—	—	—	84	92	100	8	10
Other assets	5,418	4,754	4,613	3,567	3,439	664	14	1,979	58

TOTAL ASSETS	$161,342	$160,518	$158,598	$155,431	$153,453	$824	1%	$7,889	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$28,383	$29,458	$29,785	$29,439	$28,437	($1,075)	(4%)	($54)	—%
Interest-bearing	95,533	90,117	87,290	87,634	87,293	5,416	6	8,240	9

Total deposits	123,916	119,575	117,075	117,073	115,730	4,341	4	8,186	7
Federal funds purchased and securities sold under agreements to repurchase[1]	668	1,156	374	326	315	(488)	(42)	353	112
Other short-term borrowed funds[2]	11	161	512	10	10	(150)	(93)	1	10
Derivative liabilities	173	292	449	425	331	(119)	(41)	(158)	(48)
Deferred taxes, net	676	573	430	456	475	103	18	201	42
Long-term borrowed funds[2]	11,725	15,925	17,133	15,130	14,970	(4,200)	(26)	(3,245)	(22)
Due to broker	93	—	381	—	84	93	100	9	11
Other liabilities	2,549	2,019	1,968	1,544	1,479	530	26	1,070	72

TOTAL LIABILITIES	139,811	139,701	138,322	134,964	133,394	110	—	6,417	5
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,132	840	543	543	247	292	35	885	NM
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,847	18,815	18,816	18,806	18,797	32	—	50	—
Retained earnings	5,672	5,385	5,062	4,755	4,437	287	5	1,235	28
Treasury stock, at cost	(3,333)	(3,133)	(2,833)	(2,433)	(2,283)	(200)	(6)	(1,050)	(46)
Accumulated other comprehensive loss	(793)	(1,096)	(1,318)	(1,210)	(1,145)	303	28	352	31

TOTAL STOCKHOLDERS’ EQUITY	21,531	20,817	20,276	20,467	20,059	714	3	1,472	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$161,342	$160,518	$158,598	$155,431	$153,453	$824	1%	$7,889	5%

Memo: Total tangible common equity	$13,649	$13,389	$13,117	$13,394	$13,280	$260	2%	$369	3%

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2019 CHANGE
	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2018		Mar 31, 2019
						$	%	$	%
LOANS AND LEASES

Commercial	$41,497	$40,857	$39,770	$39,278	$38,277	$640	2%	$3,220	8%

Commercial real estate	13,372	13,023	12,630	12,528	11,775	349	3	1,597	14

Leases	2,820	2,903	3,005	3,082	3,092	(83)	(3)	(272)	(9)

Total commercial loans and leases	57,689	56,783	55,405	54,888	53,144	906	2	4,545	9

Residential mortgages	19,174	18,978	18,493	17,814	17,346	196	1	1,828	11

Home equity loans	1,006	1,073	1,131	1,211	1,298	(67)	(6)	(292)	(22)

Home equity lines of credit	12,394	12,710	12,863	13,014	13,190	(316)	(2)	(796)	(6)

Home equity loans serviced by others[1]	375	399	429	465	504	(24)	(6)	(129)	(26)

Home equity lines of credit serviced by others[1]	95	104	114	124	136	(9)	(9)	(41)	(30)

Automobile	11,992	12,106	12,255	12,517	12,794	(114)	(1)	(802)	(6)

Education	9,274	8,900	8,712	8,450	8,324	374	4	950	11

Credit card	1,982	1,991	1,911	1,877	1,808	(9)	—	174	10

Other retail	3,634	3,616	3,407	3,047	2,881	18	—	753	26

Total retail loans	59,926	59,877	59,315	58,519	58,281	49	—	1,645	3

Total loans and leases	$117,615	$116,660	$114,720	$113,407	$111,425	$955	1%	$6,190	6%

Loans held for sale, at fair value	1,186	1,219	1,303	521	478	(33)	(3)	708	148

Other loans held for sale	66	101	27	189	322	(35)	(35)	(256)	(80)

Loans and leases and loans held for sale	$118,867	$117,980	$116,050	$114,117	$112,225	$887	1%	$6,642	6%

DEPOSITS

Demand	$28,383	$29,458	$29,785	$29,439	$28,437	($1,075)	(4%)	($54)	—%

Checking with interest	23,482	23,067	22,323	22,775	21,767	415	2	1,715	8

Regular savings	13,239	12,007	10,523	9,902	9,896	1,232	10	3,343	34

Money market accounts	35,972	35,701	35,613	36,139	38,880	271	1	(2,908)	(7)

Term deposits	22,840	19,342	18,831	18,818	16,750	3,498	18	6,090	36

Total deposits	$123,916	$119,575	$117,075	$117,073	$115,730	$4,341	4%	$8,186	7%

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS
AVERAGE BALANCES						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$	%	$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$1,497	$1,467	$1,604	$1,801	$1,442	$30	2%	$55	4%

Taxable investment securities	25,136	25,081	25,225	25,197	25,433	55	—	(297)	(1)
Non-taxable investment securities	5	5	6	6	6	—	—	(1)	(17)

Total investment securities	25,141	25,086	25,231	25,203	25,439	55	—	(298)	(1)

Investment securities and interest-bearing deposits	26,638	26,553	26,835	27,004	26,881	85	—	(243)	(1)

Commercial	41,562	40,472	39,592	39,399	37,960	1,090	3	3,602	9
Commercial real estate	13,272	12,900	12,656	12,071	11,549	372	3	1,723	15
Leases	2,873	2,938	3,028	3,073	3,114	(65)	(2)	(241)	(8)

Total commercial loans and leases	57,707	56,310	55,276	54,543	52,623	1,397	2	5,084	10

Residential mortgages	19,094	18,713	18,147	17,488	17,162	381	2	1,932	11
Home equity loans	1,039	1,101	1,168	1,252	1,342	(62)	(6)	(303)	(23)
Home equity lines of credit	12,552	12,790	12,925	13,112	13,353	(238)	(2)	(801)	(6)
Home equity loans serviced by others	385	411	444	480	520	(26)	(6)	(135)	(26)
Home equity lines of credit serviced by others	99	108	118	130	142	(9)	(8)	(43)	(30)
Automobile	12,070	12,179	12,379	12,657	13,015	(109)	(1)	(945)	(7)
Education	9,069	8,801	8,481	8,374	8,283	268	3	786	9
Credit cards	1,998	1,973	1,909	1,854	1,828	25	1	170	9
Other retail	3,636	3,507	3,124	2,966	2,847	129	4	789	28

Total retail loans	59,942	59,583	58,695	58,313	58,492	359	1	1,450	2

Total loans and leases	117,649	115,893	113,971	112,856	111,115	1,756	2	6,534	6
Loans held for sale, at fair value	1,035	1,245	1,228	470	420	(210)	(17)	615	146
Other loans held for sale	191	79	129	195	255	112	142	(64)	(25)

Total interest-earning assets	145,513	143,770	142,163	140,525	138,671	1,743	1	6,842	5
Allowance for loan and lease losses	(1,243)	(1,241)	(1,255)	(1,246)	(1,236)	(2)	—	(7)	(1)
Goodwill	7,018	6,946	6,926	6,887	6,887	72	1	131	2
Other noninterest-earning assets	9,127	8,257	7,790	7,087	7,201	870	11	1,926	27

TOTAL ASSETS	$160,415	$157,732	$155,624	$153,253	$151,523	$2,683	2%	$8,892	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$22,987	$21,792	$21,780	$22,185	$21,665	$1,195	5%	$1,322	6%
Money market accounts	35,209	35,929	36,593	36,396	37,084	(720)	(2)	(1,875)	(5)
Regular savings	12,626	11,220	10,198	9,889	9,627	1,406	13	2,999	31
Term deposits	21,127	19,000	18,764	17,838	16,503	2,127	11	4,624	28

Total interest-bearing deposits	91,949	87,941	87,335	86,308	84,879	4,008	5	7,070	8
Federal funds purchased and securities sold under agreements to repurchase[1]	640	821	643	504	645	(181)	(22)	(5)	(1)
Other short-term borrowed funds[2]	58	341	748	191	588	(283)	(83)	(530)	(90)
Long-term borrowed funds[2]	14,736	15,573	14,284	14,880	14,442	(837)	(5)	294	2

Total borrowed funds	15,434	16,735	15,675	15,575	15,675	(1,301)	(8)	(241)	(2)

Total interest-bearing liabilities	107,383	104,676	103,010	101,883	100,554	2,707	3	6,829	7
Total demand deposits	28,465	29,824	29,703	28,834	28,544	(1,359)	(5)	(79)	—
Other liabilities	3,584	2,948	2,769	2,433	2,446	636	22	1,138	47

TOTAL LIABILITIES	139,432	137,448	135,482	133,150	131,544	1,984	1	7,888	6

STOCKHOLDERS’ EQUITY	20,983	20,284	20,142	20,103	19,979	699	3	1,004	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$160,415	$157,732	$155,624	$153,253	$151,523	$2,683	2%	$8,892	6%

Memo: Total loans and leases, including loans held for sale	$118,875	$117,217	$115,328	$113,521	$111,790	$1,658	1%	$7,085	6%
Total deposits (interest-bearing and demand)	$120,414	$117,765	$117,038	$115,142	$113,423	$2,649	2%	$6,991	6%
Total average tangible common equity	$13,233	$12,907	$13,011	$13,200	$13,198	$326	3%	$35	—%

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

AVERAGE ANNUALIZED YIELDS AND RATES	QUARTERLY TRENDS
	1Q19		4Q18		3Q18		2Q18		1Q18
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS
Interest-bearing deposits in banks	2.19%	$8	2.05%	$8	1.85%	$7	1.77%	$8	1.61%	$6

Taxable investment securities	2.64	166	2.73	172	2.65	167	2.62	165	2.64	168
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.64	166	2.73	172	2.65	167	2.62	165	2.64	168

Investment securities and interest-bearing deposits		174		180		174		173		174

Commercial	4.43	460	4.25	440	4.14	419	4.07	405	3.77	357
Commercial real estate	4.98	165	4.77	157	4.56	147	4.39	134	4.11	119
Leases	2.85	21	2.81	20	2.74	21	2.69	21	2.61	20

Total commercial loans and leases	4.48	646	4.30	617	4.16	587	4.06	560	3.77	496

Residential mortgages	3.67	175	3.67	171	3.62	164	3.57	156	3.56	153
Home equity loans	6.05	16	6.09	17	5.93	18	5.91	18	5.76	19
Home equity lines of credit	5.13	159	4.91	158	4.66	152	4.40	144	4.20	138
Home equity loans serviced by others	7.75	7	7.48	8	7.45	8	7.23	9	7.31	9
Home equity lines of credit serviced by others	4.97	1	4.56	1	4.89	2	3.62	1	3.98	1
Automobile	4.04	120	3.90	119	3.74	117	3.60	113	3.47	112
Education	5.99	134	5.87	130	5.78	124	5.71	119	5.58	114
Credit cards	10.76	53	10.51	52	10.77	52	10.74	50	10.70	48
Other retail	7.83	70	8.17	74	8.10	63	8.10	60	7.97	56

Total retail loans	4.96	735	4.87	730	4.73	700	4.61	670	4.49	650

Total loans and leases	4.72	1,381	4.59	1,347	4.46	1,287	4.34	1,230	4.15	1,146
Loans held for sale, at fair value	4.35	11	4.59	14	4.49	14	4.15	5	3.84	4
Other loans held for sale	7.03	4	5.13	1	6.44	2	6.38	3	6.21	4

Total interest-earning assets	4.34	1,570	4.24	1,542	4.11	1,477	4.00	1,411	3.85	1,328
INTEREST-BEARING LIABILITIES
Checking with interest	0.91	52	0.75	42	0.67	36	0.61	34	0.48	26
Money market accounts	1.26	110	1.14	104	1.03	95	0.87	79	0.71	65
Regular savings	0.56	17	0.35	10	0.12	3	0.05	1	0.05	1
Term deposits	2.08	108	1.88	89	1.68	80	1.50	67	1.30	53

Total interest-bearing deposits	1.27	287	1.10	245	0.98	214	0.84	181	0.69	145
Federal funds purchased and securities sold under agreements to repurchase[1]	1.24	2	1.27	2	0.93	2	0.73	1	0.68	1
Other short-term borrowed funds[2]	2.75	—	2.58	2	2.27	4	1.90	1	1.67	2
Long-term borrowed funds[2]	3.27	121	3.07	121	3.01	109	2.86	107	2.46	89

Total borrowed funds	3.18	123	2.98	125	2.90	115	2.78	109	2.36	92

Total interest-bearing liabilities	1.54	410	1.40	370	1.27	329	1.14	290	0.95	237
INTEREST RATE SPREAD	2.80		2.84		2.84		2.87		2.90

NET INTEREST MARGIN AND NET INTEREST INCOME[3]	3.23%	$1,160	3.23%	$1,172	3.20%	$1,148	3.20%	$1,121	3.19%	$1,091

NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[4]	3.25%	$1,166	3.25%	$1,177	3.22%	$1,154	3.22%	$1,127	3.21%	$1,096
Memo: Total deposit costs	0.97%	$287	0.82%	$245	0.73%	$214	0.63%	$181	0.52%	$145
[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. In the fully taxable-equivalent presentation of net interest income and net interest margin, interest income on tax-exempt assets is increased to make it fully equivalent to interest income earned on taxable assets. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FIRST QUARTER 2019				FOURTH QUARTER 2018				CHANGE
									1Q19 from 4Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%

Net interest income	$788	$372	$—	$1,160	$796	$384	($8)	$1,172	($12)	(1%)

Noninterest income	247	150	31	428	265	140	16	421	7	2

Total revenue	1,035	522	31	1,588	1,061	524	8	1,593	(5)	—

Noninterest expense	700	209	28	937	723	203	25	951	(14)	(1)

Profit (loss) before provision for credit losses	335	313	3	651	338	321	(17)	642	9	1

Provision for credit losses	67	21	(3)	85	80	7	(2)	85	—	—

Income (loss) before income tax expense (benefit)	268	292	6	566	258	314	(15)	557	9	2

Income tax expense (benefit)	66	65	(4)	127	65	73	(46)	92	35	38

Net income	$202	$227	$10	$439	$193	$241	$31	$465	($26)	(6%)

AVERAGE BALANCES

Total assets	$65,007	$55,630	$39,778	$160,415	$64,187	$53,970	$39,575	$157,732	$2,683	2%

Total loans and leases[2]	62,163	54,436	2,276	118,875	61,920	52,963	2,334	117,217	1,658	1

Deposits	82,569	29,823	8,022	120,414	79,174	30,608	7,983	117,765	2,649	2

Interest-earning assets	62,216	54,724	28,573	145,513	61,975	53,221	28,574	143,770	1,743	1

KEY METRICS

Net interest margin[3]	5.14%	2.76%	NM	3.23%	5.09%	2.86%	NM	3.23%	— bps

Efficiency ratio	67.62	40.11	NM	59.00	68.22	38.73	NM	59.69	(69) bps

Loans-to-deposits ratio (period-end balances)	71.17	180.53	NM	94.92	76.02	172.27	NM	97.56	(264) bps

Loans-to-deposits ratio (average balances)	74.27	181.23	NM	97.70	76.91	172.07	NM	98.41	(71) bps

Return on average total tangible assets	1.26	1.66	NM	1.16	1.19	1.78	NM	1.22	(6) bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FIRST QUARTER 2019				FIRST QUARTER 2018				CHANGE
									1Q19 from 1Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$788	$372	$—	$1,160	$733	$357	$1	$1,091	$69	6%
Noninterest income	247	150	31	428	222	125	24	371	57	15

Total revenue	1,035	522	31	1,588	955	482	25	1,462	126	9
Noninterest expense	700	209	28	937	656	208	19	883	54	6

Profit before provision for credit losses	335	313	3	651	299	274	6	579	72	12
Provision for credit losses	67	21	(3)	85	72	(4)	10	78	7	9

Income (loss) before income tax expense (benefit)	268	292	6	566	227	278	(4)	501	65	13
Income tax expense (benefit)	66	65	(4)	127	57	63	(7)	113	14	12

Net income	$202	$227	$10	$439	$170	$215	$3	$388	$51	13%

AVERAGE BALANCES
Total assets	$65,007	$55,630	$39,778	$160,415	$61,348	$50,393	$39,782	$151,523	$8,892	6%
Total loans and leases[2]	62,163	54,436	2,276	118,875	59,942	49,285	2,563	111,790	7,085	6
Deposits	82,569	29,823	8,022	120,414	75,416	30,766	7,241	113,423	6,991	6
Interest-earning assets	62,216	54,724	28,573	145,513	59,994	49,479	29,198	138,671	6,842	5
KEY METRICS
Net interest margin[3]	5.14%	2.76%	NM	3.23%	4.96%	2.93%	NM	3.19%	4 bps
Efficiency ratio	67.62	40.11	NM	59.00	68.72	43.07	NM	60.43	(143) bps
Loans-to-deposits ratio (period-end balances)[4]	71.17	180.53	NM	94.92	76.43	160.16	NM	96.28	(136) bps
Loans-to-deposits ratio (average balances)[4]	74.27	181.23	NM	97.70	79.14	158.84	NM	97.96	(26) bps
Return on average total tangible assets	1.26	1.66	NM	1.16	1.12	1.73	NM	1.08	8 bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4]

Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
Net interest income	$788	$796	$776	$759	$733	($8)	(1%)	$55	8%
Noninterest income	247	265	258	228	222	(18)	(7)	25	11

Total revenue	1,035	1,061	1,034	987	955	(26)	(2)	80	8
Noninterest expense	700	723	686	658	656	(23)	(3)	44	7

Profit before provision for credit losses	335	338	348	329	299	(3)	(1)	36	12
Provision for credit losses	67	80	71	66	72	(13)	(16)	(5)	(7)

Income before income tax expense	268	258	277	263	227	10	4	41	18
Income tax expense	66	65	70	66	57	1	2	9	16

Net income	$202	$193	$207	$197	$170	$9	5%	$32	19%

AVERAGE BALANCES
Total assets	$65,007	$64,187	$62,974	$61,232	$61,348	$820	1%	$3,659	6%
Total loans and leases[1]	62,163	61,920	61,045	59,830	59,942	243	—	2,221	4
Deposits	82,569	79,174	78,128	77,402	75,416	3,395	4	7,153	9
Interest-earning assets	62,216	61,975	61,097	59,880	59,994	241	—	2,222	4
KEY METRICS
Net interest margin	5.14%	5.09%	5.04%	5.08%	4.96%	5 bps		18 bps
Efficiency ratio	67.62	68.22	66.29	66.68	68.72	(60) bps		(110) bps
Loans-to-deposits ratio (period-end balances)[2]	71.17	76.02	77.15	76.56	76.43	(485) bps		(526) bps
Loans-to-deposits ratio (average balances)[2]	74.27	76.91	76.79	76.92	79.14	(264) bps		(487) bps
Return on average total tangible assets	1.26	1.19	1.31	1.29	1.12	7 bps		14 bps

[1]	Includes loans held for sale.

[2]

Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
MORTGAGE BANKING FEES[1]
Production revenue	$31	$28	$31	$18	$15	$3	11%	$16	107%
Mortgage servicing revenue	14	21	16	9	7	(7)	(33)	7	100
MSR valuation changes, net of hedge impact	(2)	2	2	—	3	(4)	NM	(5)	NM

Total mortgage banking fees	$43	$51	$49	$27	$25	($8)	(16%)	$18	72%

Gain on sale of secondary originations[1]	1.28%	0.82%	0.96%	2.24%	2.17%	46 bps		(89) bps

RESIDENTIAL REAL ESTATE ORIGINATIONS[1]
Retail	$1,313	$1,693	$1,939	$1,729	$1,367	($380)	(22%)	($54)	(4%)
Third Party	2,260	2,880	2,178	—	—	(620)	(22)	2,260	100

Total	$3,573	$4,573	$4,117	$1,729	$1,367	($1,000)	(22%)	$2,206	161%

Originated for sale	81%	80%	74%	42%	45%	100 bps		3,600 bps
Originated for investment	19	20	26	58	55	(100) bps		(3,600) bps

Total	100%	100%	100%	100%	100%

MORTGAGE SERVICING INFORMATION (UPB)[1]
Loans serviced for others	$70,847	$69,593	$67,520	$21,589	$20,248	$1,254	2%	$50,599	250%
Owned loans serviced	18,437	18,298	17,709	16,553	15,963	139	1	2,474	15

Total	$89,284	$87,891	$85,229	$38,142	$36,211	$1,393	2%	$53,073	147%

MSR CARRYING VALUE[1]
MSR at fair value	$563	$600	$612	$—	$—	($37)	(6%)	$563	100%
MSR at lower of cost or market	212	221	219	217	201	(9)	(4)	11	5

Total	$775	$821	$831	$217	$201	($46)	(6%)	$574	NM

[1]	Beginning in the third quarter of 2018, results reflect the impact of the August 1, 2018 Franklin American Mortgage Company acquisition.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
Net interest income	$372	$384	$380	$376	$357	($12)	(3%)	$15	4%
Noninterest income	150	140	140	140	125	10	7	25	20

Total revenue	522	524	520	516	482	(2)	—	40	8
Noninterest expense	209	203	202	200	208	6	3	1	—

Profit before provision for credit losses	313	321	318	316	274	(8)	(2)	39	14
Provision for credit losses	21	7	14	9	(4)	14	200	25	NM

Income before income tax expense	292	314	304	307	278	(22)	(7)	14	5
Income tax expense	65	73	70	70	63	(8)	(11)	2	3

Net income	$227	$241	$234	$237	$215	($14)	(6%)	$12	6%

AVERAGE BALANCES
Total assets	$55,630	$53,970	$52,871	$52,170	$50,393	$1,660	3%	$5,237	10%
Total loans and leases[1]	54,436	52,963	51,881	51,202	49,285	1,473	3	5,151	10
Deposits	29,823	30,608	31,224	30,214	30,766	(785)	(3)	(943)	(3)
Interest-earning assets	54,724	53,221	52,137	51,404	49,479	1,503	3	5,245	11
KEY METRICS
Net interest margin	2.76%	2.86%	2.89%	2.93%	2.93%	(10) bps		(17) bps
Efficiency ratio	40.11	38.73	38.83	38.80	43.07	138 bps		(296) bps
Loans-to-deposits ratio (period-end balances)[2]	180.53	172.27	169.64	167.02	160.16	826 bps		2,037 bps
Loans-to-deposits ratio (average balances)[2]	181.23	172.07	165.17	168.23	158.84	916 bps		2,239 bps
Return on average total tangible assets	1.66	1.78	1.75	1.82	1.73	(12) bps		(7) bps

[1]	Includes loans held for sale.

[2]

Beginning in the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$	%	$	%
Net interest income	$—	($8)	($8)	($14)	$1	$8	100%	($1)	(100%)
Noninterest income	31	16	18	20	24	15	94	7	29

Total revenue	31	8	10	6	25	23	NM	6	24
Noninterest expense	28	25	22	17	19	3	12	9	47

Profit (loss) before provision for credit losses	3	(17)	(12)	(11)	6	20	NM	(3)	(50)
Provision for credit losses	(3)	(2)	(7)	10	10	(1)	(50)	(13)	NM

Income (loss) before income tax benefit	6	(15)	(5)	(21)	(4)	21	NM	10	NM
Income tax benefit	(4)	(46)	(7)	(12)	(7)	42	91	3	43

Net income (loss)	$10	$31	$2	($9)	$3	($21)	(68%)	$7	233%

AVERAGE BALANCES
Total assets	$39,778	$39,575	$39,779	$39,851	$39,782	$203	1%	($4)	—%
Total loans and leases[2]	2,276	2,334	2,402	2,489	2,563	(58)	(2)	(287)	(11)
Deposits	8,022	7,983	7,686	7,526	7,241	39	—	781	11
Interest-earning assets	28,573	28,574	28,929	29,241	29,198	(1)	—	(625)	(2)

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

CREDIT-RELATED INFORMATION

(in millions, except ratio data)

	AS OF					MARCH 31, 2019 CHANGE
	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2018		Mar 31, 2018
						$	%	$	%
NONPERFORMING ASSETS

Commercial	$208	$194	$228	$249	$244	$14	7%	($36)	(15%)

Commercial real estate	4	7	30	31	30	(3)	(43)	(26)	(87)

Leases	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	212	201	258	280	274	11	5	(62)	(23)

Residential mortgages	138	136	136	119	128	2	1	10	8

Home equity loans	42	50	53	59	66	(8)	(16)	(24)	(36)

Home equity lines of credit	217	231	221	225	235	(14)	(6)	(18)	(8)

Home equity loans serviced by others	15	17	19	19	23	(2)	(12)	(8)	(35)

Home equity lines of credit serviced by others	14	15	16	17	17	(1)	(7)	(3)	(18)

Automobile	70	81	67	62	60	(11)	(14)	10	17

Education	43	38	38	40	41	5	13	2	5

Credit card	22	20	17	17	18	2	10	4	22

Other retail	7	8	7	7	6	(1)	(13)	1	17

Total retail loans	568	596	574	565	594	(28)	(5)	(26)	(4)

Nonperforming loans and leases	780	797	832	845	868	(17)	(2)	(88)	(10)

Other nonperforming assets – Retail	34	34	31	29	34	—	—	—	—

Nonperforming assets	$814	$831	$863	$874	$902	($17)	(2%)	($88)	(10%)

NONPERFORMING ASSETS BY PRODUCT

Commercial	$212	$201	$258	$280	$274	$11	5%	($62)	(23%)

Retail	602	630	605	594	628	(28)	(4)	(26)	(4)

Total nonperforming assets	$814	$831	$863	$874	$902	($17)	(2%)	($88)	(10%)

ASSET QUALITY RATIOS

Allowance for loan and lease losses to loans and leases	1.06%	1.06%	1.08%	1.10%	1.12%	— bps		(6) bps

Allowance for loan and lease losses to nonperforming loans and leases	159.68	155.99	149.29	148.20	143.60	369 bps		NM

Nonperforming loans and leases to loans and leases	0.66	0.68	0.73	0.75	0.78	(2) bps		(12) bps

Nonperforming assets to total assets	0.50	0.52	0.54	0.56	0.59	(2) bps		(9) bps

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$3	$17	$14	$14	$3	($14)	(82%)	$—	—%
Commercial real estate	20	—	4	—	—	20	100	20	100
Leases	3	—	—	—	—	3	100	3	100

Total commercial loans and leases	26	17	18	14	3	9	53	23	NM
Residential mortgages	2	2	2	2	2	—	—	—	—
Home equity loans	1	1	1	1	3	—	—	(2)	(67)
Home equity lines of credit	5	6	6	7	7	(1)	(17)	(2)	(29)
Home equity loans serviced by others	1	3	1	2	3	(2)	(67)	(2)	(67)
Home equity lines of credit serviced by others	—	1	1	1	1	(1)	(100)	(1)	(100)
Automobile	38	37	39	36	46	1	3	(8)	(17)
Education	16	17	17	19	15	(1)	(6)	1	7
Credit card	19	17	17	18	16	2	12	3	19
Other retail	30	30	25	20	20	—	—	10	50

Total retail loans	112	114	109	106	113	(2)	(2)	(1)	(1)

Total gross charge-offs	$138	$131	$127	$120	$116	$7	5%	$22	19%

GROSS RECOVERIES
Commercial	$2	$6	$2	$2	$5	($4)	(67%)	($3)	(60%)
Commercial real estate	—	3	—	—	1	(3)	(100)	(1)	(100)
Leases	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	2	9	2	2	6	(7)	(78)	(4)	(67)
Residential mortgages	5	1	1	1	2	4	NM	3	150
Home equity loans	4	2	2	4	3	2	100	1	33
Home equity lines of credit	9	4	4	4	4	5	125	5	125
Home equity loans serviced by others	3	4	4	3	4	(1)	(25)	(1)	(25)
Home equity lines of credit serviced by others	1	2	2	2	1	(1)	(50)	—	—
Automobile	15	15	16	18	18	—	—	(3)	(17)
Education	4	4	4	4	4	—	—	—	—
Credit card	2	2	2	3	1	—	—	1	100
Other retail	4	3	4	3	3	1	33	1	33

Total retail loans	47	37	39	42	40	10	27	7	18

Total gross recoveries	$49	$46	$41	$44	$46	$3	7%	$3	7%

NET CHARGE-OFFS (RECOVERIES)
Commercial	$1	$11	$12	$12	($2)	($10)	(91%)	$3	NM
Commercial real estate	20	(3)	4	—	(1)	23	NM	21	NM
Leases	3	—	—	—	—	3	100	3	100

Total commercial loans and leases	24	8	16	12	(3)	16	200	27	NM
Residential mortgages	(3)	1	1	1	—	(4)	NM	(3)	(100)
Home equity loans	(3)	(1)	(1)	(3)	—	(2)	(200)	(3)	(100)
Home equity lines of credit	(4)	2	2	3	3	(6)	NM	(7)	NM
Home equity loans serviced by others	(2)	(1)	(3)	(1)	(1)	(1)	(100)	(1)	(100)
Home equity lines of credit serviced by others	(1)	(1)	(1)	(1)	—	—	—	(1)	(100)
Automobile	23	22	23	18	28	1	5	(5)	(18)
Education	12	13	13	15	11	(1)	(8)	1	9
Credit card	17	15	15	15	15	2	13	2	13
Other retail	26	27	21	17	17	(1)	(4)	9	53

Total retail loans	65	77	70	64	73	(12)	(16)	(8)	(11)

Total net charge-offs (recoveries)	$89	$85	$86	$76	$70	$4	5%	$19	27%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	0.01%	0.11%	0.13%	0.12%	(0.02%)	(10) bps		3 bps

Commercial real estate	0.62	(0.11)	0.11	—	(0.02)	73 bps		64 bps

Leases	0.42	—	—	—	(0.01)	42 bps		43 bps

Total commercial loans and leases	0.17	0.05	0.12	0.09	(0.02)	12 bps		19 bps

Residential mortgages	(0.07)	0.01	0.02	0.02	—	(8) bps		(7) bps

Home equity loans	(1.32)	(0.21)	(0.50)	(0.71)	0.04	(111) bps		(136) bps

Home equity lines of credit	(0.11)	0.07	0.04	0.10	0.10	(18) bps		(21) bps

Home equity loans serviced by others	(1.70)	(1.45)	(2.03)	(1.53)	(0.62)	(25) bps		(108) bps

Home equity lines of credit serviced by others	(2.52)	(3.87)	(4.97)	(3.33)	0.31	135 bps		(283) bps

Automobile	0.77	0.71	0.76	0.57	0.87	6 bps		(10) bps

Education	0.51	0.59	0.61	0.72	0.53	(8) bps		(2) bps

Credit card	3.33	3.09	3.06	3.36	3.22	24 bps		11 bps

Other retail	2.91	3.07	2.64	2.31	2.40	(16) bps		51 bps

Total retail loans	0.44	0.51	0.47	0.44	0.50	(7) bps		(6) bps

Total loans and leases	0.31%	0.29%	0.30%	0.27%	0.26%	2 bps		5 bps

Memo: Average loans:

Commercial	$41,562	$40,472	$39,592	$39,399	$37,960	$1,090	3%	$3,602	9%

Commercial real estate	13,272	12,900	12,656	12,071	11,549	372	3	1,723	15

Leases	2,873	2,938	3,028	3,073	3,114	(65)	(2)	(241)	(8)

Total commercial loans and leases	57,707	56,310	55,276	54,543	52,623	1,397	2	5,084	10

Residential mortgages	19,094	18,713	18,147	17,488	17,162	381	2	1,932	11

Home equity loans	1,039	1,101	1,168	1,252	1,342	(62)	(6)	(303)	(23)

Home equity lines of credit	12,552	12,790	12,925	13,112	13,353	(238)	(2)	(801)	(6)

Home equity loans serviced by others	385	411	444	480	520	(26)	(6)	(135)	(26)

Home equity lines of credit serviced by others	99	108	118	130	142	(9)	(8)	(43)	(30)

Automobile	12,070	12,179	12,379	12,657	13,015	(109)	(1)	(945)	(7)

Education	9,069	8,801	8,481	8,374	8,283	268	3	786	9

Credit card	1,998	1,973	1,909	1,854	1,828	25	1	170	9

Other retail	3,636	3,507	3,124	2,966	2,847	129	4	789	28

Total retail loans	59,942	59,583	58,695	58,313	58,492	359	1	1,450	2

Total loans and leases	$117,649	$115,893	$113,971	$112,856	$111,115	$1,756	2%	$6,534	6%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES

Allowance for loan and lease losses - beginning	$1,242	$1,242	$1,253	$1,246	$1,236	$—	—%	$6	—%

Charge-offs:

Commercial	26	17	18	14	3	9	53	23	NM

Retail	112	114	109	106	113	(2)	(2)	(1)	(1)

Total charge-offs	138	131	127	120	116	7	5	22	19

Recoveries:

Commercial	2	9	2	2	6	(7)	(78)	(4)	(67)

Retail	47	37	39	42	40	10	27	7	18

Total recoveries	49	46	41	44	46	3	7	3	7

Net charge-offs	89	85	86	76	70	4	5	19	27

Provision for loan and lease losses:

Commercial	25	(9)	8	16	23	34	NM	2	9

Retail	67	94	67	67	57	(27)	(29)	10	18

Total provision for loan and lease losses	92	85	75	83	80	7	8	12	15

Allowance for loan and lease losses - ending	$1,245	$1,242	$1,242	$1,253	$1,246	$3	—%	($1)	—%

Reserve for unfunded lending commitments - beginning	$91	$91	$88	$86	$88	$—	—%	$3	3%

Provision for unfunded lending commitments	(7)	—	3	2	(2)	(7)	(100)	(5)	(250)

Reserve for unfunded lending commitments - ending	$84	$91	$91	$88	$86	($7)	(8%)	($2)	(2%)

Total allowance for credit losses - ending	$1,329	$1,333	$1,333	$1,341	$1,332	($4)	—%	($3)	—%

Memo: Total allowance for credit losses by product:

Commercial	$775	$781	$798	$803	$797	($6)	(1%)	($22)	(3%)

Retail	554	552	535	538	535	2	—	19	4

Total allowance for credit losses	$1,329	$1,333	$1,333	$1,341	$1,332	($4)	—%	($3)	—%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF
						MARCH 31, 2019 CHANGE
	Mar 31, 2019	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2018		Mar 31, 2018
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,442	$14,485	$14,435	$14,604	$14,425	($43)	—%	$17	—%
Tier 1 capital	15,574	15,325	14,978	15,147	14,672	249	2	902	6
Total capital	18,403	18,157	17,810	18,056	17,905	246	1	498	3
Risk-weighted assets	137,246	136,202	133,249	130,621	129,066	1,044	1	8,180	6
Adjusted average assets[1]	155,171	153,026	150,717	148,341	146,441	2,145	1	8,730	6
CET1 capital ratio	10.5%	10.6%	10.8%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.3	11.2	11.6	11.4
Total capital ratio	13.4	13.3	13.4	13.8	13.9
Tier 1 leverage ratio	10.0	10.0	9.9	10.2	10.0
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$20,399	$19,977	$19,733	$19,924	$19,812	$422	2%	$587	3%
Less: Goodwill	7,040	6,923	6,946	6,887	6,887	117	2	153	2
Less: Other intangible assets	80	31	33	2	2	49	158	78	NM
Add: Deferred tax liabilities[2]	370	366	363	359	357	4	1	13	4

Total tangible common equity	$13,649	$13,389	$13,117	$13,394	$13,280	$260	2%	$369	3%

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$19,942	$19,521	$19,599	$19,732	$19,732	$421	2%	$210	1%
Less: Goodwill	7,018	6,946	6,926	6,887	6,887	72	1	131	2
Less: Other intangible assets	59	32	22	2	2	27	84	57	NM
Add: Deferred tax liabilities[2]	368	364	360	357	355	4	1	13	4

Total tangible common equity	$13,233	$12,907	$13,011	$13,200	$13,198	$326	3%	$35	—%

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,040	$6,923	$6,946	$6,887	$6,887	$117	2%	$153	2%
Other intangible assets	80	31	33	2	2	49	158	78	NM

Total intangible assets	$7,120	$6,954	$6,979	$6,889	$6,889	$166	2%	$231	3%

[1]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include:

•   Return on average tangible common equity (ROTCE);

•   Return on average total tangible assets (ROTA);

•   Efficiency ratio;

•   Operating leverage; and

•   Common equity tier 1 capital ratio.

Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q19 Change
		1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$428	$421	$416	$388	$371	$7	2%	$57	15%
Less: Notable items		—	(5)	—	—	—	5	100	—	—

Noninterest income, Underlying (non-GAAP)		$428	$426	$416	$388	$371	$2	—%	$57	15%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,588	$1,593	$1,564	$1,509	$1,462	($5)	—%	$126	9%
Less: Notable items		—	(5)	—	—	—	5	100	—	—

Total revenue, Underlying (non-GAAP)	B	$1,588	$1,598	$1,564	$1,509	$1,462	($10)	(1%)	$126	9%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$937	$951	$910	$875	$883	($14)	(1%)	$54	6%
Less: Notable items		5	45	9	—	—	(40)	(89)	5	100

Noninterest expense, Underlying (non-GAAP)	D	$932	$906	$901	$875	$883	$26	3%	$49	6%

Pre-provision profit:
Total revenue (GAAP)	A	$1,588	$1,593	$1,564	$1,509	$1,462	($5)	—%	$126	9%
Less: Noninterest expense (GAAP)	C	937	951	910	875	883	(14)	(1)	54	6

Pre-provision profit (GAAP)		$651	$642	$654	$634	$579	$9	1%	$72	12%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,588	$1,598	$1,564	$1,509	$1,462	($10)	(1%)	$126	9%
Less: Noninterest expense, Underlying (non-GAAP)	D	932	906	901	875	883	26	3	49	6

Pre-provision profit, Underlying (non-GAAP)		$656	$692	$663	$634	$579	($36)	(5%)	$77	13%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$566	$557	$576	$549	$501	$9	2%	$65	13%
Less: Income (expense) before income tax expense (benefit) related to notable items		(5)	(50)	(9)	—	—	45	90	(5)	(100)

Income before income tax expense, Underlying (non-GAAP)	F	$571	$607	$585	$549	$501	($36)	(6%)	$70	14%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	G	$127	$92	$133	$124	$113	$35	38%	$14	12%
Less: Income tax expense (benefit) related to notable items		(1)	(41)	(2)	—	—	40	98	(1)	(100)

Income tax expense, Underlying (non-GAAP)	H	$128	$133	$135	$124	$113	($5)	(4%)	$15	13%

Net income, Underlying:
Net income (GAAP)	I	$439	$465	$443	$425	$388	($26)	(6%)	$51	13%
Add: Notable items, net of income tax expense (benefit)		4	9	7	—	—	(5)	(56)	4	100

Net income, Underlying (non-GAAP)	J	$443	$474	$450	$425	$388	($31)	(7%)	$55	14%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$424	$450	$436	$425	$381	($26)	(6%)	$43	11%
Add: Notable items, net of income tax expense (benefit)		4	9	7	—	—	(5)	(56)	4	100

Net income available to common stockholders, Underlying (non-GAAP)	L	$428	$459	$443	$425	$381	($31)	(7%)	$47	12%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q19 Change
		1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
							$/bps	%	$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,588	$1,593	$1,564	$1,509	$1,462	($5)	(0.27%)	$126	8.71%
Less: Noninterest expense (GAAP)	C	937	951	910	875	883	(14)	(1.42)	54	6.14

Operating leverage								1.15%		2.57%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,588	$1,598	$1,564	$1,509	$1,462	($10)	(0.58%)	$126	8.72%
Less: Noninterest expense, Underlying (non-GAAP)	D	932	906	901	875	883	26	2.87	49	5.54

Operating leverage, Underlying (non-GAAP)								(3.45%)		3.18%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	59.00%	59.69%	58.20%	57.95%	60.43%	(69) bps		(143) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	58.67	56.70	57.62	57.95	60.43	197 bps		(176) bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	22.42%	16.45%	23.16%	22.58%	22.52%	597 bps		(10) bps
Effective income tax rate, Underlying (non-GAAP)	H/F	22.44	21.91	23.20	22.58	22.52	53 bps		(8) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$19,942	$19,521	$19,599	$19,732	$19,732	$421	2%	$210	1%
Return on average common equity	K/M	8.62%	9.16%	8.82%	8.65%	7.83%	(54) bps		79 bps
Return on average common equity, Underlying (non-GAAP)	L/M	8.71	9.33	8.96	8.65	7.83	(62) bps		88 bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$19,942	$19,521	$19,599	$19,732	$19,732	$421	2%	$210	1%
Less: Average goodwill (GAAP)		7,018	6,946	6,926	6,887	6,887	72	1	131	2
Less: Average other intangibles (GAAP)		59	32	22	2	2	27	84	57	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		368	364	360	357	355	4	1	13	4

Average tangible common equity	N	$13,233	$12,907	$13,011	$13,200	$13,198	$326	3%	$35	—%

Return on average tangible common equity	K/N	13.00%	13.85%	13.29%	12.93%	11.71%	(85) bps		129 bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	13.12	14.11	13.50	12.93	11.71	(99) bps		141 bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$160,415	$157,732	$155,624	$153,253	$151,523	$2,683	2%	$8,892	6%
Return on average total assets	I/O	1.11%	1.17%	1.13%	1.11%	1.04%	(6) bps		7 bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.12	1.19	1.15	1.11	1.04	(7) bps		8 bps
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	O	$160,415	$157,732	$155,624	$153,253	$151,523	$2,683	2%	$8,892	6%
Less: Average goodwill (GAAP)		7,018	6,946	6,926	6,887	6,887	72	1	131	2
Less: Average other intangibles (GAAP)		59	32	22	2	2	27	84	57	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		368	364	360	357	355	4	1	13	4

Average tangible assets	P	$153,706	$151,118	$149,036	$146,721	$144,989	$2,588	2%	$8,717	6%

Return on average total tangible assets	i/P	1.16%	1.22%	1.18%	1.16%	1.08%	(6) bps		8 bps
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.17	1.24	1.20	1.16	1.08	(7) bps		9 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q19 Change
		1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
							$/bps	%	$/bps	%
Tangible book value per common share:
Common shares - at period-end (GAAP)	Q	461,116,723	466,007,984	474,120,616	484,055,194	487,551,444	(4,891,261)	(1%)	(26,434,721)	(5%)
Common stockholders’ equity (GAAP)		$20,399	$19,977	$19,733	$19,924	$19,812	$422	2	$587	3
Less: Goodwill (GAAP)		7,040	6,923	6,946	6,887	6,887	117	2	153	2
Less: Other intangible assets (GAAP)		80	31	33	2	2	49	158	78	NM
Add: Deferred tax liabilities related to goodwill (GAAP)		370	366	363	359	357	4	1	13	4

Tangible common equity	R	$13,649	$13,389	$13,117	$13,394	$13,280	$260	2%	$369	3%

Tangible book value per common share	R/Q	$29.60	$28.73	$27.66	$27.67	$27.24	$0.87	3%	$2.36	9%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	S	460,713,172	467,338,825	475,957,526	484,744,354	487,500,618	(6,625,653)	(1%)	(26,787,446)	(5%)
Average common shares outstanding - diluted (GAAP)	T	462,520,680	469,103,134	477,599,917	486,141,695	489,266,826	(6,582,454)	(1)	(26,746,146)	(5)
Net income per average common share - basic (GAAP)	K/S	$0.92	$0.96	$0.92	$0.88	$0.78	($0.04)	(4)	$0.14	18
Net income per average common share - diluted (GAAP)	K/T	0.92	0.96	0.91	0.88	0.78	(0.04)	(4)	0.14	18
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.93	0.98	0.93	0.88	0.78	(0.05)	(5)	0.15	19
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.93	0.98	0.93	0.88	0.78	(0.05)	(5)	0.15	19
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	U	$0.32	$0.27	$0.27	$0.22	$0.22	$0.05	19%	$0.10	45%
Dividend payout ratio	U/(K/S)	35%	28%	29%	25%	28%	700 bps		700 bps
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	34	27	29	25	28	700 bps		600 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q19 Change
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18		1Q18
						$/bps	%	$/bps	%
Mortgage banking fees, Underlying:
Mortgage banking fees (GAAP)	$43	$51	$49	$27	$25	($8)	(16%)	$18	72%
Less: Notable items	—	(4)	—	—	—	4	100	—	—

Mortgage banking fees, Underlying (non-GAAP)	$43	$55	$49	$27	$25	($12)	(22%)	$18	72%

Other income, Underlying:
Other income (GAAP)	$25	$15	$17	$15	$17	$10	67%	$8	47%
Less: Notable items	—	(1)	—	—	—	1	100	—	—

Other income, Underlying (non-GAAP)	$25	$16	$17	$15	$17	$9	56%	$8	47%

Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$509	$483	$474	$453	$470	$26	5%	$39	8%
Less: Notable items	1	6	5	—	—	(5)	(83)	1	100

Salaries and employee benefits, Underlying (non-GAAP)	$508	$477	$469	$453	$470	$31	6%	$38	8%

Equipment and software expense, Underlying[1]:
Equipment and software expense (GAAP)	$125	$124	$117	$110	$113	$1	1%	$12	11%
Less: Notable items	—	3	—	—	—	(3)	(100)	—	—

Equipment and software expense, Underlying[1] (non-GAAP)	$125	$121	$117	$110	$113	$4	3%	$12	11%

Outside services, Underlying:
Outside services (GAAP)	$110	$135	$107	$106	$99	($25)	(19%)	$11	11%
Less: Notable items	4	19	1	—	—	(15)	(79)	4	100

Outside services, Underlying (non-GAAP)	$106	$116	$106	$106	$99	($10)	(9%)	$7	7%

Occupancy, Underlying:
Occupancy (GAAP)	$83	$92	$81	$79	$81	($9)	(10%)	$2	2%
Less: Notable items	—	16	—	—	—	(16)	(100)	—	—

Occupancy, Underlying (non-GAAP)	$83	$76	$81	$79	$81	$7	9%	$2	2%

Other operating expense, Underlying:
Other operating expense (GAAP)	$110	$117	$131	$127	$120	($7)	(6%)	($10)	(8%)
Less: Notable items	—	1	3	—	—	(1)	(100)	—	—

Other operating expense, Underlying (non-GAAP)	$110	$116	$128	$127	$120	($6)	(5%)	($10)	(8%)

[1]

Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		FIRST QUARTER 2019				FOURTH QUARTER 2018				THIRD QUARTER 2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$202	$227	$10	$439	$193	$241	$31	$465	$207	$234	$2	$443
Less: Preferred stock dividends		—	—	15	15	—	—	15	15	—	—	7	7

Net income (loss) available to common stockholders	B	$202	$227	($5)	$424	$193	$241	$16	$450	$207	$234	($5)	$436

Return on average total tangible assets:
Average total assets (GAAP)		$65,007	$55,630	$39,778	$160,415	$64,187	$53,970	$39,575	$157,732	$62,974	$52,871	$39,779	$155,624
Less: Average goodwill (GAAP)		—	—	7,018	7,018	—	—	6,946	6,946	—	—	6,926	6,926
Average other intangibles (GAAP)		—	—	59	59	—	—	32	32	—	—	22	22
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	368	368	—	—	364	364	—	—	360	360

Average tangible assets	C	$65,007	$55,630	$33,069	$153,706	$64,187	$53,970	$32,961	$151,118	$62,974	$52,871	$33,191	$149,036

Return on average total tangible assets	A/C	1.26%	1.66%	NM	1.16%	1.19%	1.78%	NM	1.22%	1.31%	1.75%	NM	1.18%
Efficiency ratio:
Noninterest expense (GAAP)	D	$700	$209	$28	$937	$723	$203	$25	$951	$686	$202	$22	$910
Net interest income (GAAP)		788	372	—	1,160	796	384	(8)	1,172	776	380	(8)	1,148
Noninterest income (GAAP)		247	150	31	428	265	140	16	421	258	140	18	416

Total revenue (GAAP)	E	$1,035	$522	$31	$1,588	$1,061	$524	$8	$1,593	$1,034	$520	$10	$1,564

Efficiency ratio	D/E	67.62%	40.11%	NM	59.00%	68.22%	38.73%	NM	59.69%	66.29%	38.83%	NM	58.20%

		SECOND QUARTER 2018				FIRST QUARTER 2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$197	$237	($9)	$425	$170	$215	$3	$388
Less: Preferred stock dividends		—	—	—	—	—	—	7	7

Net income (loss) available to common stockholders	B	$197	$237	($9)	$425	$170	$215	($4)	$381

Return on average total tangible assets:
Average total assets (GAAP)		$61,232	$52,170	$39,851	$153,253	$61,348	$50,393	$39,782	$151,523
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	357	357	—	—	355	355

Average tangible assets	C	$61,232	$52,170	$33,319	$146,721	$61,348	$50,393	$33,248	$144,989

Return on average total tangible assets	A/C	1.29%	1.82%	NM	1.16%	1.12%	1.73%	NM	1.08%
Efficiency ratio:
Noninterest expense (GAAP)	D	$658	$200	$17	$875	$656	$208	$19	$883
Net interest income (GAAP)		759	376	(14)	1,121	733	357	1	1,091
Noninterest income (GAAP)		228	140	20	388	222	125	24	371

Total revenue (GAAP)	E	$987	$516	$6	$1,509	$955	$482	$25	$1,462

Efficiency ratio	D/E	66.68%	38.80%	NM	57.95%	68.72%	43.07%	NM	60.43%